Income Taxes - Benefits (Provision) for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current
Federal	$ 2,398	$ 0	$ 430
State	(1,737)	(2,931)	(2,157)
Foreign	(3,424)	(2,438)	(8,134)
Current income tax benefit, total	(2,763)	(5,369)	(9,861)
Deferred
Federal	(10,759)	25,739	109,286
State	(2,738)	10,657	12,327
Foreign	(2,595)	25,088	1,923
Income tax benefit, total	(16,092)	61,484	123,536
Total, net	$ (18,855)	$ 56,115	$ 113,675